Debt - Financial Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Interest Expense, Long-term Debt	$ 39,855	$ 27,719	$ 16,002
Amortization of Deferred Charges	9,582	6,085	4,137
Write off of deferred financing costs	0	470	3,781
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	(27)	63	0
Other Noninterest Expense	459	625	1,001
Financial expense	$ 49,869	$ 34,962	$ 24,921